SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act
                                  of 1934
                            (Amendment No.    )

Filed by the Registrant[X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           KESTREL ENERGY, INC.
             (Name of Registrant as Specified in Its Charter)



 (Name of Person(s) Filing Proxy Statement if other than the Registrant):
                                    N/A

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-
     11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

     2)  Form, Schedule or Registration Statement No.:

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     4)  Date Filed:


                           KESTREL ENERGY, INC.
                        999 18TH STREET, SUITE 2490
                          DENVER, COLORADO 80202
                              (303) 295-0344

                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD DECEMBER 6, 2001
                                10:00 A.M.

To Our Shareholders:

     We strongly encourage your attendance and participation at the Annual Meeting of Shareholders of Kestrel Energy, Inc., which will be held at 10:00 a.m. on Thursday, December 6, 2001, at the offices of the Company at 999 18th Street, Suite 2490, Denver, Colorado for the following purposes:

     1. To elect seven directors to the Board;

     2. To approve and ratify the selection of KPMG LLP as the Company's independent certified public accountants and auditors for the fiscal year ending June 30, 2002;

     3. To approve an amendment to the Company's Stock Option Plan to increase the number of shares reserved under the Plan; and

     4. To transact such other business as may properly come before the meeting.

     A Proxy Statement explaining the matters to be acted upon at the meeting is enclosed.

     The Board of Directors has designated October 23, 2001 as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting.

     THE BOARD OF DIRECTORS WOULD LIKE TO EMPHASIZE THE IMPORTANCE OF EXERCISING YOUR RIGHTS AS SHAREHOLDERS TO VOTE ON THE ISSUES DESCRIBED IN THE ENCLOSED PROXY STATEMENT. THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF DIRECTORS, APPROVE THE SELECTION OF KPMG LLP, AND APPROVE THE AMENDMENT TO THE STOCK OPTION PLAN.

     YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE.

October 29, 2001                                          Barry D. Lasker
                                                                 President

                                                         Mark A. Boatright
                                                                 Secretary

                           KESTREL ENERGY, INC.
                        999 18TH STREET, SUITE 2490
                          DENVER, COLORADO 80202

                              PROXY STATEMENT

                      ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD DECEMBER 6, 2001
                                10:00 A.M.

     THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF KESTREL ENERGY, INC., A COLORADO CORPORATION (THE "COMPANY"), FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AT THE OFFICES OF THE COMPANY AT 999 18TH STREET, SUITE 2490, DENVER, COLORADO ON THURSDAY, DECEMBER 6, 2001 AT 10:00 A.M., MOUNTAIN STANDARD TIME, AND AT ANY ADJOURNMENT THEREOF. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about October 29, 2001.

     The expense of the Board of Directors' Proxy solicitation will be borne by the Company. In addition to solicitation of Proxies by use of the mails, some of the Company's officers and directors may solicit Proxies by telephone, telegraph or personal interview without any additional compensation to them. The Company will reimburse brokers, nominees, custodians and other fiduciaries for expenses in forwarding Proxy materials to their principals.

     Any shareholder giving a Proxy on the enclosed form may revoke it at any time prior to the exercise thereof by advising the Secretary of the Company in writing at the above address, by properly executing a later dated Proxy or by appearing in person and voting at the Annual Meeting.

                             VOTING OF SHARES

     Only holders of the Company's outstanding shares of common stock, no par value ("Common Stock"), of record at the close of business on October 23, 2001, will be entitled to notice of, and to vote at, the Annual Meeting and at any adjournment thereof. On that date, there were 7,700,200 shares of Common Stock outstanding.

     Cumulative voting in the election of directors is allowed. Under cumulative voting, each shareholder is entitled to cast a number of votes in the election of directors equal to the number of directors to be elected multiplied by the number of shares being voted. The shareholder may cast his vote for one nominee or may distribute the votes among nominees in any manner. Unless directed otherwise, the enclosed Proxy gives discretionary authority to cumulate votes in the election of directors. Subject to the effect of cumulative voting, that number of candidates equaling the number of directors to be elected having the highest number of votes cast in favor of their election are elected to the Board of Directors. Accordingly, the seven (7) persons receiving the greatest number of votes at the meeting, in person or by proxy, will be elected. On all matters other than the election of directors, each shareholder will be entitled to one vote per share. The election of directors requires that the seven candidates having the highest number of votes cast in favor of their election are elected to the Board of Directors. The approval and ratification of the selection of KPMG LLP and the amendment to the Stock Option Plan require an affirmative vote of a majority of the shares represented in person or by proxy at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of establishing a quorum only. Only those votes cast for the election of directors and the other proposals will be counted as votes in favor or affirmative votes. THE BOARD OF DIRECTORS URGES EACH SHAREHOLDER TO MARK, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE RETURN ENVELOPE AS PROMPTLY AS POSSIBLE.

                 STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS
                              AND MANAGEMENT

     The following table sets forth, as far as is known to the Board of Directors or the management of the Company, the only persons owning on October 23, 2001 more than five percent of the outstanding shares of the Company's Common Stock. For purposes of this disclosure, the amount of the Company's Common Stock beneficially owned is the aggregate number of shares of the Common Stock outstanding on such date plus an amount equal to the aggregate amount of Common Stock which could be issued upon the exercise of stock options and warrants within 60 days of such date.

                                                Number
                             of Shares of Common Stock Beneficially Owned
                             --------------------------------------------
                                     Voting
                              and Investment Power
                             ----------------------
                                                                  Percent
Name and Address               Direct     Indirect   Total Shares  Owned
---------------------------  ---------- -----------  ------------ -------

Victoria International
  Petroleum N.L.       1,556,743(1)(2)      ---       1,556,743    19.9%
2 The Esplanade,
 36th Flr.
Perth 6000
Western Australia

Victoria Petroleum N.L.      ---      1,556,743(1)(2) 1,556,743    19.9%
2 The Esplanade,
 36th Flr.
Perth 6000
Western Australia


Timothy L. Hoops          267,280(3)  1,556,743(2)(4) 1,824,023    22.6%
P.O. Box 1079
Denver, CO 80201-1079

Robert J. Pett            141,208(5)  1,556,743(2)(6) 1,697,951    21.4%
2 The Esplanade,
 36th Flr.
Perth 6000
Western Australia

John T. Kopcheff          189,815(7)  1,556,743(2)(8) 1,746,558    21.8%
2 The Esplanade,
 36th Flr.
Perth 6000
Western Australia

Golden Prospect Plc      1,038,500(9)1,657,800(10)(11) 2,696,300   34.0%
1st Floor
143-149 Great Portland St.
London W2N 5FB
England

Samson Exploration N.L. 1,657,800(11)       ---       1,657,800    21.2%
2 The Esplanade,
 36th Flr.
Perth 6000
Western Australia

The Equitable Life
  Assurance Society      924,000(12)        ---        924,000     11.9%
City Place House
55 Basinghall St.
London England EC2V 5DR


(1) Victoria International Petroleum N.L. ("VIP"), the record holder of the shares and warrants, is a wholly owned subsidiary of Victoria Petroleum N.L. ("VP"), which is therefore deemed to be another beneficial owner of the shares.
(2)  Includes warrants to purchase up to 141,522 shares.
(3) Includes vested options and warrants to purchase up to 239,370 shares.
(4) Mr. Hoops is a director of VIP and of VP. As a result, all shares and warrants held by VIP directly and VP indirectly are listed as indirectly held by Mr. Hoops.
(5) Includes vested options and warrants to purchase up to 131,208 shares.
(6) Mr. Pett is the Chairman and a director of VIP and a director of VP. As a result, all shares and warrants held by VIP directly and VP indirectly are listed as indirectly held by Mr. Pett.
(7) Includes vested options and warrants to purchase up to 185,815 shares.
(8) Mr. Kopcheff is a director of VIP and VP. As a result, all shares and warrants held by VIP directly and VP indirectly are listed as indirectly held by Mr. Kopcheff.
(9)  Includes vested warrants to purchase up to 89,500 shares.
(10) Golden Prospect Plc owns 29.95% of Samson Exploration N.L. and is therefore deemed to be a beneficial owner of the shares and warrants held by Samson.
(11) Includes vested warrants to purchase up to 150,300 shares.
(12) Includes vested warrants to purchase up to 84,000 shares.

     The following table sets forth the number of shares beneficially owned on October 23, 2001 by the Company's executive officers and directors, and by all of the executive officers and directors as a group. For purposes of this disclosure, the amount of the Company's Common Stock beneficially owned is the aggregate number of shares of the Common Stock outstanding on such date plus an amount equal to the aggregate amount of Common Stock which could be issued upon the exercise of stock options and warrants within 60 days of such date.


                                                   Shares of
                                                  Common Stock
                               Position(s)        Beneficially
                                 With the          Owned and      Percent
Name and Address                 Company        Options Granted    Owned
--------------------------- -----------------   ---------------   -------


Barry D. Lasker              President, Chief      300,000(1)       3.7%
999 18th Street, Suite 2490  Executive Officer
Denver, CO 80202             and Director

Timothy L. Hoops             Director           1,824,023(2)(3)    22.6%
P.O. Box 1079
Denver, CO 80201-1079

Robert J. Pett               Chairman of the    1,697,951(4)(5)    21.3%
2 The Esplanade, 36th Flr.   Board and
Perth 6000                   Director
Western Australia

Mark A. Boatright            Vice President -      56,564(6)        <1%
800 Grant St.                Finance, Chief
Suite 200                    Financial Officer
Denver, CO 80203             and Director

John T. Kopcheff             Vice President -   1,746,558(7)(8)    21.8%
2 The Esplanade, 36th Flr.   International and
Perth 6000                   Director
Western Australia

Kenneth W. Nickerson         Director              47,409(6)        <1%
10780 Hanson St.
Johannesburg, MI 49751

Mark A.E. Syropoulo          Director              191,800(9)       2.4%
Lot 42 Gumboil Road
Cooroy Queensland 4563
Australia

Neil T. MacLachlan           Director             190,780(10)       2.5%
1 Victoria Square
London SWIW OQY
England

All Directors and Executive
   Officers as a Group
   (8 persons)                                   3,083,121(11)     34.3%


(1)  Consists of vested options to purchase 300,000 shares.
(2) Mr. Hoops is a director of Victoria International Petroleum N.L. ("VIP") and of Victoria Petroleum N.L. ("VP"). As a result, all shares and warrants held by VIP directly and by VP indirectly are listed as beneficially owned by Mr. Hoops.
(3) Includes vested options and warrants to purchase up to 380,893 shares.
(4) Mr. Pett is the Chairman and a director of VIP and a director of VP. As a result, all shares and warrants held by VIP directly and VP indirectly are listed as held by Mr. Pett.
(5) Includes vested options and warrants to purchase up to 272,730 shares.
(6) Includes or consists of vested options and warrants to purchase up to 52,564 and 47,409 shares, respectively, for Messrs. Boatright and Nickerson.
(7) Mr. Kopcheff is a director of VIP and VP. As a result, all shares and warrants held by VIP directly and VP indirectly are listed as beneficially owned by Mr. Kopcheff.
(8) Includes vested options and warrants to purchase up to 327,337 shares.
(9) Includes vested options to purchase up to 150,000 shares, and 38,000 shares and vested warrants to purchase up to 3,800 shares owned by Syrops & Co. Pty. Ltd.
(10) Includes vested options and warrants to purchase up to 33,980 shares, and 55,000 shares and vested warrants to purchase up to 2,000 shares owned indirectly and by a trust.
(11) Includes vested options and warrants to purchase up to 1,277,668 shares.

                           ELECTION OF DIRECTORS

     The Board of Directors recommends the election as Directors of the seven (7) nominees listed below. The Board's recommendation as nominees includes all of the Directors elected at the last annual meeting of shareholders and one additional Director, Barry D. Lasker, who was elected to the Board on August 16, 2001. The seven nominees, if elected, will hold office until the next annual meeting of shareholders and until their successors have been elected and qualified. IT IS INTENDED THAT SHARES REPRESENTED BY PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES NAMED BELOW UNLESS A CONTRARY DIRECTION IS INDICATED. If at the time of the meeting any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

     The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company currently held by him, and the period during which he has served as a Director:

                          All Positions and
                           Offices Held With      Period Served as
    Name            Age      the Company      Director of the Company
    ----            ---   -----------------   -----------------------

Barry D. Lasker      41     President, Chief         Since 2001
                            Executive Officer,
                            and Director

Timothy L. Hoops     45     Director                 Since 1992

Robert J. Pett       54     Chairman of the Board    Since 1992

John T. Kopcheff     53     Vice President -         Since 1995
                            International and
                            Director

Kenneth W. Nickerson 81     Director                 Since 1992

Mark A. E. Syropoulo 49     Director                 Since 1998

Neil T. MacLachlan   59     Director                 Since 2000

     None of the nominees hold directorships in any other company having a class of securities registered under the Securities Exchange Act of 1934, as amended, or in any company registered as an investment company under the Investment Company Act of 1940, as amended.

     There is no arrangement or understanding between any of the nominees and any other person or persons pursuant to which he was or is to be selected as a director or nominee.

                   MEETINGS AND COMMITTEES OF THE BOARD

     The Board of Directors acted eight times by unanimous written consent during the fiscal year ended June 30, 2001. The committees of the Board include an Audit Committee, a Compensation Committee and an Executive Committee.

     The Audit Committee acted three times by unanimous written consent in fiscal 2001 and was comprised of Messrs. Boatright, Syropoulo and Pett until November 27, 2000 when Mr. Boatright was replaced by Mr. Nickerson. It adopted an Audit Committee charter in fiscal 2000. The Audit Committee's primary function is to assist the Board of Directors in fulfilling its independent and objective oversight responsibilities of financial reporting and internal financial and accounting controls of the Company.

     The Compensation Committee makes recommendations on executive compensation and selects those persons eligible to receive grants of options under the Company's Stock Option Plan. The members of the Committee in fiscal 2001 were comprised of Messrs. Nickerson and Syropoulo. The Committee acted six times by unanimous written consent in fiscal 2001.

     The Executive Committee was comprised of Messrs. Hoops, Boatright and Syropoulo in fiscal 2001 until November 27, 2000, when Mr. Boatright resigned as a Director. The Executive Committee has as its primary function director-level review and approval of non-routine matters of significance during the periods between scheduled meetings of the Board of Directors. The Committee met 22 times in fiscal 2001.

                          DIRECTORS' REMUNERATION

     Directors who are not officers or employees of the Company are paid $900 for attendance at meetings of the Board or Committees thereof. Any director who serves on the Compensation Committee automatically receives 5,000 options on the last trading day in September pursuant to the Company's Stock Option Plan. Accordingly, on September 30, 2000, both Messrs. Nickerson and Syropoulo, as members of the Compensation Committee, received fully vested options to purchase 5,000 shares of Common Stock at an exercise price of $2.01 per share, the fair market value on the date of grant. The options are exercisable for ten years from the date of grant.

                     DIRECTORS AND EXECUTIVE OFFICERS

     Set forth below are the names of all directors and executive officers of the Company, their ages, all positions and offices held by each such person, the period during which he has served as such, and the principal occupations and employment of such persons during at least the last five years.

     BARRY D. LASKER, age 41, was appointed President, Chief Executive Officer and Director on August 16, 2001. Mr. Lasker was the President and Chief Executive Officer of TransAtlantic Petroleum Corp., an oil and gas exploration company located in Calgary, Alberta, Canada with offices in Houston, Texas, from December 1998 until August 2001. From January 1997 to December 1998, he was the President and Chief Executive Officer of GHP Exploration located in Houston, Texas of which he was a co-founder. It became a publicly held company in April 1997 and was acquired in September 1998 by Profco Resources, a Toronto, Canada listed company, which then changed its name to TransAtlantic Petroleum Corp in December 1998. Prior to that time, Mr. Lasker was the Asset Manager of GOM Shelf/Flex Trend for BHP Petroleum, an oil and gas exploration and production company in Houston, Texas, from January to December 1996. From 1993 to January 1996, Mr. Lasker was an Exploration Manager in Southern Australia, New Zealand and Western Australia for BHP Petroleum. He also worked in various positions as a geophysicist and geoscientist from 1982 to 1992. Mr. Lasker received his Bachelor of Science in Geology and Geophysics from Macquarie University in Sydney, Australia in 1981.

     TIMOTHY L. HOOPS, age 45, has been a President, Chief Executive Officer and Director since June 1, 1992. He served as President and Chief Executive Officer of the Company until August 15, 2001, when he resigned from those positions, but he remains as a consultant to the Company. Mr. Hoops is a petroleum geologist with 22 years experience in the continental USA and Australia. Mr. Hoops was the President and a Director of the Company's wholly owned subsidiary, Victoria Exploration, Inc., an independent oil and gas producer, where he has served as an officer and Director since 1987 until it was merged into the Company in June 2001. He was a Director and President of Kestrel Energy California, Inc., another wholly owned subsidiary and oil and gas producer, from March 1997 until it was merged in May 2000. After the merger, he remained as a Director and he became Vice President and Assistant Secretary. He has also been a Director of Victoria International Petroleum N.L., an Australian oil and gas company, and of Victoria Petroleum N.L., its parent, since 1987. Mr. Hoops was Exploration Manager for Royal Resources Corporation, a publicly held Denver based company engaged in the exploration and development of oil and gas, from 1984 to 1987. Prior to 1984, Mr. Hoops was employed by Amoco Production, Cities Service and Santa Fe Energy. Mr. Hoops is a 1979 graduate of the Colorado School of Mines, with a degree in geology. Mr. Hoops is the brother-in-law of Mr. Boatright.

     ROBERT J. PETT, age 54, was appointed as a Director on June 1, 1992 and Chairman of the Board on January 16, 1995. Mr. Pett served as Secretary, Treasurer and Vice President of the Company during various periods from June 1992 to January 1995. Mr. Pett has been a director of Victoria International Petroleum N.L. since 1986. Mr. Pett has been Chairman of Victoria Petroleum N.L. for 17 years. He is currently Chairman of Resolute Limited, an Australian mining and natural resources company, which provides office facilities and administrative services to Victoria Petroleum N.L. on a pro-rata reimbursement of expenses basis. He is a Director of Sapphire Mines N.L., an Australian precious gem mining company, and of Kestrel Energy California, Inc. After the merger of Kestrel Energy California in May 2000, Mr. Pett was also appointed as its President. Mr. Pett was a Director of Victoria Exploration, Inc. until it was merged into the Company in June 2001. Mr. Pett holds a Masters Degree in Economics (Queens University, Canada).

     JOHN T. KOPCHEFF, age 53, was appointed as Vice President - International and a Director of the Company on January 16, 1995. He also held the same positions at Victoria Exploration, Inc. until it was merged into the Company in June 2001. He was also the Vice President - International and a Director at Kestrel Energy California, Inc. until it was merged in May 2000. He remained as a Director and became its Secretary. Mr. Kopcheff is a geologist with 31 years experience in petroleum in Australia, Southeast Asia, United States, South America and the North Sea, both in field geological operations and management. Mr. Kopcheff has been a Director of Victoria International Petroleum N.L. since 1986, and a Director of Victoria Petroleum N.L. since 1984. Prior to his appointment with the Company, he provided various services to the Company relating to its international exploration activities on a consulting basis. He received a Bachelor of Science degree with honors from the University of Adelaide in 1970.

     KENNETH W. NICKERSON, age 81, is an independent petroleum and mineral geologist with over 51 years experience. He was appointed as a Director of the Company on December 16, 1992. From 1981 until 1988, Mr. Nickerson served as President, Director and Chief Operating Officer of Royal Resources Corporation, a publicly held Denver based company engaged in the exploration and development of oil and gas. Since then Mr. Nickerson has worked as a consulting geologist for various energy companies. Mr. Nickerson is a 1948 graduate of the Colorado School of Mines with a degree in geological engineering.

     MARK A.E. SYROPOULO, age 49, was appointed as a Director on January 14, 1998. Mr. Syropoulo has been an independent corporate consultant since 1994 and has during that time provided services to various entities in the natural resources, information technology and investment sectors, principally in Australia. He also acted as a consultant to the Company from May 1997 until January 1998. Prior to 1994 he was managing director from 1987 to 1993 of Anglo Pacific Resources Limited, a United Kingdom mining and oil company associated with Anglovaal Holdings Limited, a major South African mining house. Mr. Syropoulo is a graduate of mathematics and economics and an honors graduate in economics of the University of Natal Durban, South Africa.

     NEIL T. MACLACHLAN, age 59, was appointed as a Director on September 27, 2000. He is the Chairman and major shareholder in Markham Associates, a London based corporate investment and advisory business. He is also a non-executive director of Samson Exploration N.L., Geographe Resources Ltd., Titan Resources Ltd. and Sapphire Mines NL, all publicly traded Australian mining companies, and Golden Prospect Plc., a publicly traded United Kingdom mining investment company listed in London on the Alternative Investment Market. Golden Prospect is one of the principal shareholders of the Company, holding, directly and indirectly, approximately 34% of its stock. Samson Exploration N.L. is another principal shareholder of the Company holding 21.2% of the Company's stock. Because Golden Prospect Plc owns 29.95% of Samson, the 21.2% held by
Samson is included in the 34% held by Golden Prospect.   Mr. MacLachlan
has over 25 years investment banking experience gained in Europe, Southeast Asia and Australia. Mr. MacLachlan was employed by Barrick Gold Corporation as Executive Vice President Asia from 1993 to 1997. He was a former director of Wardley Holdings and James Capel & Co. Limited, investment banking subsidiaries of the Hong Kong and Shanghai Banking Corporation. Mr. MacLachlan graduated from Manchester University in 1964 with a Bachelor of Science in Biochemistry and he took the post graduate Business Studies course at London Polytechnic at Rutherford College.

     MARK A. BOATRIGHT, age 44, was appointed a Director on October 18, 1993, and as Vice President - Finance, Chief Financial Officer, Treasurer and Secretary on January 16, 1995. He also held the same positions at Victoria Exploration, Inc. until it was merged into the Company in June 2001. He declined to stand for election as a Director of the Company at the 2000 annual meeting. He held the same positions at Kestrel Energy California, Inc. from 1995 until it was merged in May 2000. Mr. Boatright is President of Boatright and Associates, P.C., Certified Public Accountants. Mr. Boatright has over 22 years experience in financial accounting and specializes in oil and gas accounting and international taxation. Mr. Boatright currently acts as a consultant in international taxation and accounting for various oil and gas companies. He also is President of Regatta Financial Services, a registered investment advisory firm. Prior to establishing his own accounting practice, Mr. Boatright was the tax manager for Bradley, Allen & Associates, P.C., Certified Public Accountants. Mr. Boatright is a 1979 cum laude graduate of the University of Colorado with a degree in finance. He has been providing accounting and financial services to the Company since June, 1992. Mr. Boatright is the brother-in-law of Mr. Hoops.

     There is no arrangement or understanding between any of the executive officers and any other persons pursuant to which he was or is to be selected as an officer, nor is there any family relationship between or among any executive officers, except that Mr. Boatright is the brother-in-law of Mr. Hoops.

              CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On May 5, 2000, the Company sold its six international permits with a net book value of $143,179 for petroleum drilling in Western Australia and New Guinea to Victoria Petroleum USA, Inc. ("VP/USA"), a Colorado corporation and wholly owned subsidiary of Victoria Petroleum N.L. ("VP"), an Australian corporation and an affiliate of the Company, in exchange for 8,250,000 shares of VP common stock. The stock was valued at $0.0292187 per share and resulted in a gain on the sale of $97,721. Sproule Associates, Inc., an independent expert, was engaged to value the oil and gas properties and to determine their fair market value.

     Also, on May 5, 2000, the Company, Kestrel Energy California, Inc. ("KEC"), a wholly owned subsidiary of the Company, VP and VP/USA entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement, on May 12, 2000, the Company, as sole shareholder of KEC, acquired 66,750,000 shares of VP common stock and VP/USA acquired all of the issued and outstanding shares of KEC through a merger of KEC with and into VP/USA, with KEC as the surviving corporation. The VP common stock was valued at $0.292187 per share and resulted in a gain on the sale of $1,497,208, based upon sales of other assets totaling $242, accounts payable totaling $2,000, and property and equipment with a net book value of $454,899. Again, Sproule Associates, Inc. was engaged to
value the assets of KEC.   During fiscal 2001, the Company sold 3,000,000
shares of VP which resulted in a gain of $3,440.

     Victoria International Petroleum, N.L., another wholly owned subsidiary of VP, has a current shareholding interest in the Company of 19.9% (15.6% diluted for currently vested options and warrants). The Company currently owns 15% of VP.

                          EXECUTIVE COMPENSATION

                        Summary Compensation Table

     The following sets forth in summary form the compensation received during each of the Company's last three completed fiscal years by the Chief Executive Officer of the Company and one other non-executive officer of the Company who received salary, bonus or other annual compensation in total from the Company, in excess of $100,000 during the same period.


                                       Annual Compensation
                                   ----------------------------
                                                        Other
                                                        Annual
                                   Fiscal     Salary CompensationOptions
NAME AND PRINCIPAL POSITION         Year       ($)       ($)       (#)
---------------------------        ------    --------  -------  ---------

Timothy L. Hoops, Former            2001     $144,000     $0        0
  President and Chief Executive     2000     $144,000     $0     100,000
   Officer, and Director(1)         1999     $144,000     $0    99,464(2)

Ira Pasternack, Vice President      2001     $120,000     $0        0
  - Exploration                     2000     $120,000     $0        0
                                    1999        $0    $15,000(3) 100,000


(1) Besides his salary, Mr. Hoops received fees as a director of Victoria Petroleum N.L. in the amount of Australian $5,000 for fiscal 2001 and expects to receive the same amount in fiscal 2002. Mr. Hoops resigned as President and Chief Executive Officer on August 15, 2001, but remains as a consultant to the Company.
(2)  Consists of previously granted options which were repriced in fiscal
     1999.
(3) Mr. Pasternack became an officer of the Company on July 1, 1999. He was paid as a consultant during the fiscal year ended June 30, 1999.

     None of the named officers received additional compensation other than noted above the aggregate amount of which was the lesser of either $50,000 or 10% of the total of annual salary, bonus and consulting fees reported for such officer.

     The Company reimburses its officers and directors for ordinary and necessary business expenses incurred by them on behalf of the Company.

             OPTION GRANTS FOR FISCAL YEAR ENDED JUNE 30, 2001

                                    Number Of    % of Total
                                    Securities    Options
                                    Underlying   Granted to   Exercise or
                                     Options    Employees in   Base Price
Name                                 Granted    Fiscal Year    ($/share)
--------------------------------    ----------  ------------  -----------

Timothy L. Hoops                        0            0%           N/A
  Former President and Chief
  Executive Officer,
  and Director

Ira Pasternack, Vice President-         0            0%           N/A
Exploration

Robert J. Pett                          0            0%           N/A
  Chairman of the
  Board and Director

Mark A. Boatright                       0            0%           N/A
  Vice President - Finance,
  Chief Financial Officer

John T. Kopcheff                        0            0%           N/A
  Vice President - International
  and Director

Kenneth W. Nickerson                 5,000(3)       N/A          $2.01
  Director

Mark A.E. Syropoulo                  5,000(3)       N/A          $2.01
  Director


                                            Potential Realizable Value at
                                               Assumed Annual Rates of
                                               Stock Price Appreciation
                                                   For Option Term
                                            -----------------------------
                                 Expiration
Name                                Date          5%($)(1)   10%($)(2)
------------------------------   ----------       --------   ---------

Timothy L. Hoops                    N/A             N/A         N/A
  Former President and Chief
  Executive Officer, and
  Director

Ira Pasternack, Vice                N/A             N/A         N/A
  President - Exploration

Robert J. Pett                      N/A             N/A         N/A
  Chairman of the
  Board and Director

Mark A. Boatright                   N/A             N/A         N/A
  Vice President - Finance,
  Chief Financial Officer

John T. Kopcheff                    N/A             N/A         N/A
  Vice President -
  International and
  Director

Kenneth W. Nickerson              9-30-10         $16,370     $26,067
  Director

Mark A.E. Syropoulo               9-30-10         $16,370     $26,067
  Director


(1) This column represents the potential realizable value of each grant of options, based on the assumption that the market price of shares of Common Stock underlying the options will appreciate in value from the date of the grant to the end of the option term at the annual rate of five percent.
(2) This column represents the potential realizable value of each grant of options, based on the assumption that the market price of shares of Common Stock underlying the options will appreciate in value from the date of the grant to the end of the option term at the annual rate of ten percent.
(3)  Of this grant, all were nonqualified stock options.

      AGGREGATED OPTION EXERCISES FOR FISCAL YEAR ENDED JUNE 30, 2001
                        AND YEAR END OPTION VALUES

                                              Number of
                                              Securities       Value of
                        Shares                Underlying     Unexercised
                       Acquired              Unexercised     In-the-Money
                          on       Value      Options at      Options at
                       Exercise   Realized  June 30, 2001   June 30, 2001
        Name             (#)        ($)          (#)            ($)(1)
-------------------   ----------  --------  -------------   --------------
                                             Exercisable/    Exercisable/
                                            Unexercisable   Unexercisable
-------------------   ----------  --------  -------------   --------------

Timothy L. Hoops
  Former President and
  Chief Executive
  Officer,
  and Director            0         N/A       236,580/0         $0/$0

Ira Pasternack,
  Vice President
  - Exploration           0         N/A       100,000/0       $26,875/$0

Robert J. Pett
  Chairman of the
  Board and Director      0         N/A       130,208/0         $0/$0

Mark A. Boatright
  Vice President -
  Finance, Chief
  Financial and
  Accounting Officer      0         N/A        52,164/0         $0/$0

John T. Kopcheff
  Vice President -
  International and
  Director                0         N/A       185,415/0         $0/$0

Kenneth W. Nickerson
  Director                0         N/A        42,409/0       $3,420/$0

Mark A.E. Syropoulo
  Director                0         N/A       145,000/0       $3,170/$0


(1) For all unexercised options held as of June 30, 2001, the aggregate dollar value is the excess of the market value of the stock underlying those options over the exercise price of those unexercised options. The price used to calculate these figures is the closing price as of June 30, 2001 on the Nasdaq SmallCap Market, which was $1.30 per share.


                     COMPENSATION COMMITTEE INTERLOCKS

     The Compensation Committee in fiscal 2001 was comprised of Messrs. Nickerson and Syropoulo. Neither director was an officer or employee of the Company in fiscal 2001.

     The following Compensation Committee Report on Executive Compensation, Audit Committee Report and the Performance Graph shall not be deemed incorporated by reference by an general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates such information by reference, and shall not otherwise be deemed filed under such Acts.


                           KESTREL ENERGY, INC.
                       COMPENSATION COMMITTEE REPORT
                         ON EXECUTIVE COMPENSATION

              Compensation Policies Toward Executive Officers

     The Compensation Committee's executive compensation polices are designed to provide competitive levels of compensation through a combination of base level compensation, incentive stock options and cash bonus awards.

     The Committee reviews the executive officers' performance periodically and reports to the Board of Directors on its evaluation of that performance. The Committee has not in the past required or established a direct or fixed relationship between the Company's financial performance and the compensation of the Chief Executive Officer or the other executive officers. The Committee has instead considered a number of factors in making a subjective determination as to the compensation of these officers, including quality of service provided, amount of time devoted to the Company's business, level of expertise, dedication to the Company and its best interests, general management abilities and the Company's operational and financial performance.

     Mr. Hoops, the President and CEO of the Company, received a salary from the Company of $144,000 in fiscal 2001 but did not receive any new stock options during the year. Mr. Hoops received the same salary in fiscal 1998, 1999 and 2000. The Company's new President and Chief Executive Officer, Barry D. Lasker, will be paid at an annual rate of $180,000. On August 27, 2001, Mr. Lasker was granted fully vested options to purchase 300,000 shares of the Company's common stock at the fair market value on the date of grant. Ira Pasternack, the Company's Vice President of Exploration, received a salary of $120,000 in fiscal 2001 but did not receive any new stock options.

     The Committee decided that option grants to the existing executive officers were not appropriate in 2001 based on the Company's financial and operational performance. It is the Committee's hope, however, that the options granted to Mr. Lasker, as the new President and Chief Executive Officer, will provide a meaningful incentive for him to improve that performance in fiscal 2002 and beyond.



August 16, 2001                                Kenneth W. Nickerson
                                               Mark A.E. Syropoulo


                          AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors (the "Audit Committee") is composed of three directors and operates under a written charter which was adopted in May 2000 by the Board of Directors and attached to last year's Proxy Statement. The charter is reviewed annually and updated as needed in accordance with applicable rules of the Securities and Exchange Commission and the Nasdaq Stock Market. The Board of Directors has made the determination that each of the members of the Audit Committee is independent, as defined by Nasdaq.

     Management is responsible for the Company's internal controls, financial reporting and compliance with laws and regulations and ethical business standards. The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards accepted in the United States and issuing a report thereon. The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditors, nor can the Audit Committee certify that the independent auditor is "independent" under applicable rules. The Audit Committee's primary responsibility is to monitor and oversee the processes performed by management and the independent auditors. The Audit Committee also recommends to the Board of Directors the selection of the Company's independent auditors.

     In this context, the Audit Committee has reviewed and discussed the Company's financial statements with both management and the independent auditors. The Audit Committee also discussed with the independent auditors matters required of auditors to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Company's independent auditors also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No.
1. (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors their independence.

     Based on the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001 for filing with the Securities and Exchange Commission. The Audit Committee also recommended that KPMG LLP be retained as the Company's independent auditors for the fiscal year ending June 30, 2002.

October 12, 2001                             Kenneth W. Nickerson
                                             Mark A.E. Syropoulo
                                             Robert J. Pett

                             PERFORMANCE GRAPH

     The following line graph compares the yearly percentage change in the cumulative total shareholder return for (i) the Company, (ii) the MG Group 121 - Independent Oil and Gas and (iii) the Nasdaq Market Index. The MG Industry Group 121 consists of approximately 180 independent oil and gas companies, including the Company. The line graph and table cover the five year period from July 1996 through June 2001 and represent the total value of a $100 investment in each security/market index on July 1, 1996. All dividends, if any, are assumed to be reinvested.

     The historic stock price performance presented in the following chart is not necessarily indicative of future performance.




                     1996     1997      1998      1999    2000    2001
                     ----     ----      ----      ----    ----    ----

Kestrel Energy Inc.  100      81.03     20.69     39.66   58.62   35.89
MG Group 121
  Independent Oil
  and Gas            100      113.41    98.05     99.72   124.65  133.22
Nasdaq Market Index  100      120.46    159.68    223.77  336.71  186.46

The information contained in this graph was compiled by Media General Financial Services of Richmond, Virginia. The Company will provide a list of the companies included in the various indices upon the written request of any shareholder.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

                       RATIFICATION OF SELECTION OF
                INDEPENDENT PUBLIC ACCOUNTANTS AND AUDITORS

     KPMG LLP was appointed by the Board of Directors as the Company's independent certified public accountants and auditors on December 4, 1987. The decision was based upon a comparison of the services and fee arrangements offered by various accounting firms and an evaluation by the Board of Directors.

     Although ratification by shareholders of the selection of KPMG LLP is not required by the Colorado Business Corporation Act, or by the Company's Articles of Incorporation, as amended, or Bylaws, the Board of Directors believes that a decision of this nature should be confirmed by the Company's shareholders. Accordingly, shareholders are being asked to consider ratification of the selection of KPMG LLP for the fiscal year ending June 30, 2002. If a significant number of shares are voted against the ratification of this selection, or if the Board of Directors determines that the fees proposed to be charged by KPMG LLP are unreasonable for the Company under the circumstances, the Board of Directors will reconsider the selection for the fiscal year ending June 30, 2002.

     It is expected that KPMG LLP will have a representative at the Annual Meeting who will be given the opportunity to make any statement deemed necessary and will be available to answer appropriate questions.

Fees paid to KPMG LLP

     The following table shows the fees paid or accrued by the Company for the audit and other services provided by KPMG LLP for fiscal year 2001.


     Audit Fees (1)                               $22,000.00
     Financial Information Systems
      Design and Implementation Fees              $        0
     All Other Fees(2)                            $13,550.00
                                                  ----------
     Total                                        $35,550.00

(1) Audit services of KPMG LLP for 2001 consisted of the examination of the consolidated financial statements of the Company and the quarterly review of financial information.
(2) "All Other Fees" includes $13,550.00 for audit-related services, including among other things, statutory audits, and services related to filings made with the Securities and Exchange Commission.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                "FOR" THE RATIFICATION OF THE SELECTION OF
                   KPMG LLP AS THE INDEPENDENT CERTIFIED
                  PUBLIC ACCOUNTANTS AND AUDITORS FOR THE
                     FISCAL YEAR ENDING JUNE 30, 2002

 * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

                  PROPOSAL TO AMEND THE STOCK OPTION PLAN

     The Stock Option Plan (the "Plan") was adopted by the Company in December of 1992 in order to grant stock options to officers, directors, key employees, advisors and consultants of the Company and its subsidiaries. On January 3, 2001, an amendment was made by the Compensation Committee to the Plan which does not require shareholder approval. In order to avoid accruing expense upon the grant of stock options, the definition of "fair market value" was amended to be the closing price on the date of grant, and deleted the use of the average prices for any option grants under the Plan as a default, including for the automatic grant of options to members of the Compensation Committee on the last trading day in September each year, so that, from now on, average prices, or any other price besides the closing price on the date of grant, will only be used as the exercise price for options granted under the Plan upon the explicit direction of the Compensation Committee.

     On September 28, 2001, the Compensation Committee (the "Committee) approved an amendment to the Plan to increase the number of shares reserved under the Plan. The Company's Board of Directors and its Compensation Committee (consisting of Kenneth W. Nickerson and Mark A.E. Syropoulo, both of whom are outside directors) believe that an increase in the number of options available for grant is important to provide flexibility to the Committee in its administration of the Plan, to encourage stock ownership by employees and management, to permit the Company to attract and retain officers, directors, key employees, advisors and consultants, and to continue to provide incentives and promote the financial success and progress of the Company. In addition, the grant of stock options can be made without the expenditure of the Company's limited cash or other liquid resources. Accordingly, the shareholders are being asked to increase the number of shares reserved under the Plan from 1,850,000 to 2,233,000.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE
               "FOR" THE AMENDMENT TO THE STOCK OPTION PLAN.

 * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

          SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of the Common Stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the exchange on which the Common Stock is listed for trading. Those persons are required by regulations promulgated under the Exchange Act to furnish the Company with copies of all reports filed pursuant to Section 16(a). Two of the Company's principal shareholders, CIBC Eyres Reed Australian Resources Fund ("CIBC") and Golden Prospect Plc ("Golden"), a publicly traded United Kingdom mining investment company listed in London on the Alternative Investment Market, failed to make timely filings of two ownership reports required by Section 16(a) with the Securities and Exchange Commission. CIBC and Golden entered into an agreement for the merger of CIBC into Golden effective June 30, 2000 which would result in the transfer by CIBC of its 915,000 shares and warrants to purchase up to 87,500 shares of the Company's stock to Golden. However, at that time, the other terms of the merger had not been determined, and the shares and warrants had not yet been transferred. Subsequent to the finalization of the terms and the transfer of the shares and warrants, CIBC filed its report on Form 4 on February 26, 2001 and Golden filed its report on Form 4 on May 11, 2001.

                  ANNUAL REPORT AND FINANCIAL STATEMENTS

     The Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001 accompanies this Proxy Statement. The audited financial statements of the Company are included in the Form 10-K. Copies of the exhibits to the Form 10-K are available from the Company upon written request of a shareholder and payment of the Company's out-of-pocket expenses addressed to Mark A. Boatright, 999 18th Street, Suite 2490, Denver, Colorado 80202. The Commission also maintains a web site at http://www.sec.gov/edgarhp.htm that contains the Form 10-K, the exhibits filed with the Form 10-K and other information concerning the Company which have been electronically filed by the Company with the Commission.

               DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
                FOR THE 2002 ANNUAL MEETING OF SHAREHOLDERS

     Proposals of shareholders of the Company intended to be presented by such shareholders at the next annual meeting of shareholders to be held after the 2001 Annual Meeting must be received at the offices of the Company, 999 18th Street, Suite 2490, Denver, Colorado 80202, no later than July 1, 2002, in order that they may be included in the proxy statement and proxy for the 2002 annual meeting. In addition, any such proposals must satisfy the conditions established by the SEC for shareholder proposals to be included in the proxy statement and proxy for that meeting. If the date of the 2002 annual meeting is advanced by more than 30 days or delayed (other than as result of adjournment) by more than 30 days from the anniversary of the 2001 Annual Meeting, any such proposals must be submitted no later than the close of business on the later of the 60th day prior to the 2002 annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

                               OTHER MATTERS

     The Board of Directors knows of no other matter to be brought before the shareholders' meeting. If other matters properly come before the meeting, the persons named in the accompanying Proxy will vote in accordance with their best judgment the Proxies solicited and received by the Company.


                                APPENDIX I

                                PROXY CARD

                                   PROXY
                           KESTREL ENERGY, INC.
                        999 18TH STREET, SUITE 2490
                          DENVER, COLORADO 80202
        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Barry D. Lasker and Mark A. Boatright as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of Kestrel Energy, Inc. held of record by the undersigned on October 23, 2001 at the annual meeting of shareholders to be held on December 6, 2001 or any adjournment thereof.

1.   TO ELECT SEVEN DIRECTORS
     ----    FOR all nominees listed below
     ----    WITHHOLD AUTHORITY to vote for all nominees listed below

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW. TO CUMULATE VOTES FOR ANY INDIVIDUAL NOMINEE, WRITE IN THE NUMBER OF CUMULATIVE VOTES TO BE CAST OPPOSITE SUCH NOMINEE'S NAME. FOR AN EXPLANATION OF CUMULATIVE VOTING, SEE "VOTING OF SHARES" IN THE ENCLOSED PROXY STATEMENT.)



                          Cumulative                            Cumulative
Nominee                 Votes        Nominee                Votes
  -------             ----------     -------              ----------

Barry D. Lasker       ----------     Robert J. Pett       ----------

                          Cumulative                            Cumulative
Nominee                 Votes        Nominee                Votes
  -------             ----------     -------              ----------

Kenneth W. Nickerson  ----------     Neil T. MacLachlan   ----------

                          Cumulative                            Cumulative
Nominee                 Votes        Nominee                Votes
  -------             ----------     -------              ----------
  John T. Kopcheff    ----------     Mark A.E. Syropoulo  ----------

                      Cumulative
  Nominee               Votes
  -------             ----------
  Timothy L. Hoops    ----------

2. TO APPROVE AND RATIFY THE SELECTION OF KPMG LLP AS THE COMPANY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS AND AUDITORS FOR THE YEAR ENDING JUNE 30, 2002

     FOR  -----           AGAINST  -----          ABSTAIN  -----

3. TO APPROVE AN AMENDMENT TO THE COMPANY'S STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED UNDER THE PLAN

     FOR  -----           AGAINST  -----          ABSTAIN  -----

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3 above.

     Please sign exactly as your name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated -----------, 2001            ------------------------------------
                                               Signature

                                   ------------------------------------
                                          Signature if held jointly

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE
                                APPENDIX II

                             STOCK OPTION PLAN

                           KESTREL ENERGY, INC.
                             STOCK OPTION PLAN
                       as amended December 19, 2000,
                   January 3, 2001 and December 6, 2001


     SECTION 1. PURPOSE. The purpose of the Kestrel Energy, Inc. (the "Company") Stock Option Plan (the "Plan") is to provide incentives for selected persons to promote the financial success and progress of the Company by granting such persons options to purchase shares of stock of the Company ("Option").

     SECTION 2.  GENERAL PROVISIONS OF THE PLAN.

     A. ADMINISTRATION. The Plan shall be administered by a committee comprised of two or more directors designated by the Board of Directors of the Company (the "Committee"). Notwithstanding the foregoing, if it would be consistent with all applicable laws, including without limitation Rule 16b-3, 17 C.F.R. 240.16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), then the Plan may be administered by the Board of Directors, and, if so administered, all subsequent references to the Committee shall refer to the Board of Directors. Any action of the Committee shall be taken by majority vote or by written consent of the Committee members.

     B. AUTHORITY OF THE COMMITTEE. Subject to other provisions of the Plan, and with a view towards furtherance of its purpose, the Committee shall have sole authority and absolute discretion:

          1.  to construe and interpret the Plan;

          2.  to define the terms used herein;

          3. to prescribe, amend and rescind rules and regulations relating to the Plan;

          4. to determine the persons to whom Options shall be granted under the Plan;

          5. to determine the time or times at which Options shall be granted under the Plan;

          6. to determine the number of shares subject to each Option, the price and the duration of each Option;

          7. to determine all of the other terms and conditions of Options; and

          8. to make all other determinations necessary or advisable for the administration of the Plan and to do everything necessary or appropriate to administer the Plan.

All decisions, determinations and interpretations made by the Committee shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries.

     C. NUMBER OF SHARES SUBJECT TO THE PLAN. The aggregate number of shares of Common Stock subject to the Plan shall be 2,233,000, subject to adjustment as provided in the Plan. If any Options granted under the Plan expire or terminate for any reason before they have been exercised in full, the unpurchased shares shall again be available for the purposes of the Plan.

     D. ELIGIBILITY AND PARTICIPATION. Subject to the terms of the Plan, Options may be granted only to such employees, officers, directors, consultants and advisors of the Company as the Committee shall select from time to time in its sole discretion; provided, however, that consultants and advisors shall be eligible only if they provide bona fide services that are not rendered in connection with the offer or sale of securities in a capital-raising transaction. A person may be granted more than one Option under the Plan. Furthermore, notwithstanding any contrary provision of the Plan, the Committee shall have no discretion to determine the amount, price or timing of grants hereunder to Committee members, except to the extent that the Committee's exercise of such authority is consistent with all applicable laws, including, without limitation, Rule 16b-3. Grants to Committee members shall be made in accordance with
Section 6 hereof. Only employees of the Company shall be eligible to receive Incentive Stock Options.

     E. EFFECTIVE DATE OF PLAN. The Plan shall be submitted to the shareholders of the Company for their approval and adoption at a meeting to be held on or about December 16, 1992, or at any adjournment thereof. The Plan shall be effective upon approval and adoption by the shareholders. To the extent required by paragraph F, subsequent amendments to the Plan shall be submitted to the Shareholders and such amendments shall be effective upon such approval. All other amendments shall be effective upon adoption by the Committee.

     F. TERMINATION AND AMENDMENT OF PLAN. The Plan shall terminate ten years after the date on which the shareholders approve the Plan, unless sooner terminated by the Committee or the Board of Directors. No Options shall be granted under the Plan after that date. Subject to the limitation contained in paragraph E of this Section 2, the Committee or the Board of Directors may at any time amend or revise the terms of the Plan, including the form and substance of the Options to be used hereunder, provided that no amendment or revision shall be made without shareholders' approval which (i) increases the aggregate number of shares that may be issued pursuant to Options granted under the Plan, except as provided under paragraph G of this Section 2; or (ii) effects any change to the Plan which is required to be approved by shareholders by law.

     G. ADJUSTMENTS. If the outstanding shares of the Company's Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, an appropriate and proportionate adjustment shall be made in the aggregate number and kind of shares reserved to the Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised Options or portions thereof, which shall have been granted prior to any such change, shall likewise be made. Any such adjustment in outstanding Options shall be made without change in the aggregate purchase price applicable to the unexercised portion of the Option, but with a corresponding adjustment in the price for each share covered by the Option.

     H. PRIOR OPTIONS AND OBLIGATIONS. No amendment, suspension or termination of the Plan shall, without the consent of the person who has received an Option, alter or impair any of that person's Options or rights or obligations under any Option granted under the Plan prior to that amendment, suspension or termination.

     I. Notwithstanding the exercise of any Option granted hereunder, no person shall have any of the rights or privileges of a shareholder of the Company in respect of any shares of stock issuable upon the exercise of his or her Option until certificates representing the shares have been issued and delivered. No shares shall be required to be issued and delivered upon exercise of any Option until there has been full compliance with all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities.

     J. During the term of the Plan, the Company will at all times reserve and keep available for issuance a sufficient number of shares of its Common Stock to satisfy the requirements of the Plan. In addition, the Company will from time to time, as is necessary to accomplish the purposes of the Plan, seek or obtain from any regulatory agency having jurisdiction all requisite authority necessary to issue shares of Common Stock hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance of any shares of its stock hereunder shall relieve the Company of any liability in respect of the nonissuance of the stock as to which the requisite authority shall not have been obtained.

     K. The exercise of any Option is subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such exercise or the delivery or purchase of shares pursuant thereto, then in such event, the exercise of the Option shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company. The Committee may, in its discretion, accept payment of such withholding taxes and liabilities from an Optionee in the form of shares of the Company's Common Stock or other property and may elect to deduct shares of Common Stock that would have otherwise been delivered to an Optionee upon exercise to satisfy all or a part of such taxes and liabilities.

     L. FAIR MARKET VALUE. The "fair market value" of the Common Stock on any given date means (a) if there is an established market for the Company's Common Stock on a stock exchange, in an over-the-counter market or otherwise, the closing price on the date of grant, or (b) as otherwise specified by the Committee. In the case of automatic grants to Committee members, the fair market value shall be the closing price on the date of grant.

     SECTION 3. OPTION TERMS AND CONDITIONS. Options granted under this plan may be Incentive Stock Options (within the meaning of Section 422 of the Internal Revenue Code (the "Code")) or nonqualified stock options.
The terms and conditions of Options granted under the Plan may differ from one another as the Committee shall in its discretion determine so long as all Options granted under the Plan satisfy the requirements of the Plan; provided, however, that any Options designated as Incentive Stock Options must comply with the provisions of the Plan specifically relating to Incentive Stock Options and the Code.

     SECTION 4. DURATION OF OPTIONS. Each Option granted hereunder shall expire on the date fixed by the Committee, which shall be not later than ten years after the date of grant; provided, however, that in the case of Incentive Stock Options granted to a 10% shareholder, no option shall be exercisable more than five years after the date of grant. In addition, each Option shall be subject to early termination as provided in the Plan.

     SECTION 5. OPTION PRICE. The option price for shares acquired pursuant to the exercise of any Option, in whole or in part, shall be determined by the Committee at the time of grant. Such option price may be less than the fair market value of the Company's Common Stock on the valuation date or valuation period, but in no event shall the option price be less than fifty percent (50%) of the fair market value of the shares on the valuation date or valuation period; provided, however that the exercise price of Incentive Stock Options shall be fixed by the Committee at not less than 100% of the fair market value of the Common Stock on the valuation date or valuation period; provided further, that in the case of Incentive Stock Options granted to a 10% shareholder, the exercise price of the option shall not be less than 110% of the fair market value of the Common Stock on the valuation date or valuation period.

     SECTION 6. GRANTS TO COMMITTEE MEMBERS. Except as otherwise provided in paragraph D of Section 2 hereof, the Committee shall have no discretion to determine the amount, price or timing of grants of Options to Committee members. Grants of Options to Committee members shall be made at the discretion of the Board of Directors (with members of the Committee abstaining) or in accordance with a formula established by the Board of Directors; provided, however, that if the Board of Directors fails to make a discretionary grant of Options or otherwise establish a formula by which Options are granted to Committee members in any fiscal year of the Company, then automatic grants of Options to Committee members shall made on the last trading day in September. Such automatic grants to Committee members shall be nonqualified Options for 5,000 shares per Committee member and the exercise price shall be the fair market value (determined in accordance with Section 2.L. above).

     SECTION 7. LIMITATIONS ON ACQUIRING VOTING STOCK. No Optionee who is not an officer or director of the Company is eligible to receive or exercise any Option which, if exercised, would result in that person becoming the beneficial owner, as defined in the Exchange Act, of more than 5% of the outstanding voting stock of the Company without the unanimous consent of the Board of Directors.

     SECTION 8. Each Option shall be exercisable in one or more installments during its term, and the right to exercise may be cumulative, as determined by the Committee. No Option may be exercised for a fraction of a share of Common Stock. The option price shall be paid at the time of exercise of the Option (i) in cash; (ii) by certified or cashier's check;
(iii) if permitted by the Committee, with shares of the Company's issued and outstanding Common Stock; or (iv) by any other means permitted by the Committee in its discretion after determination that such means are consistent with all applicable laws and regulations. If any portion of the purchase price at the time of exercise is paid in shares of the Company's Common Stock, those shares shall be tendered at their fair market value on the date of exercise.

          The Committee may also permit an Optionee to effect a net exercise of an option without tendering any shares of the Company's stock as payment for the Option. In such an event, the Optionee will be deemed to have paid for the exercise of the Option with shares of the Company's stock and shall receive from the Company a number of shares equal to the difference between the shares that would have been tendered and the number of Options exercised. Members of the Committee may effect a net exercise of their Options only with the approval of the Board of Directors.

          The Committee may also cause the Company to enter into arrangements with one or more licensed stock brokerage firms whereby Optionees may exercise options without payment therefor but with irrevocable orders to such brokerage firm to immediately sell the number of shares necessary to pay the exercise price for the option and the withholding taxes, if any, and then to transmit that portion of the proceeds from such sales to the Company to pay such obligations.

     SECTION 9. ACCELERATION OF OPTIONS. Notwithstanding the first sentence of Section 8 hereof, if the Company or its shareholders enter into an agreement to dispose of all or substantially all of the assets or stock of the Company by means of a sale, merger or other reorganization, liquidation, or otherwise, any Option granted pursuant to the Plan shall become immediately exercisable with respect to the full number of shares subject to that Option during the period commencing as of the date of the agreement to dispose of all or substantially all of the assets or stock of the Company and ending when the disposition of assets or stock contemplated by that agreement is consummated or the Option is otherwise terminated in accordance with its provisions or the provisions of the Plan, whichever occurs first; provided that no Option shall be immediately exercisable under this Section on account of any agreement of merger or other reorganization where the shareholders of the Company immediately before the consummation of the transaction will own at least 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity (whether the Company or some other entity) immediately after the consummation of the transaction. In the event the transaction contemplated by the agreement referred to in this Section 9 is not consummated, but rather is terminated, cancelled or expires, the Options granted pursuant to the Plan shall thereafter be treated as if that agreement had never been entered into.

     SECTION 10. WRITTEN NOTICE REQUIRED. Any Option granted pursuant to the Plan shall be exercised when written notice of that exercise has been given to the Company at its principal office by the person entitled to exercise the Option and payment for the shares with respect to which the Option is exercised has been received by the Company in accordance with
Section 8 hereof.

     SECTION 11. LIMITATION ON EXERCISE OF INCENTIVE STOCK OPTIONS. To the extent required by the Code, the aggregate fair market value
(determined at the time the Option is granted) of Common Stock for which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (including all plans of the Company and its subsidiaries) shall not exceed $100,000.

     SECTION 12. COMPLIANCE WITH SECURITIES LAWS. Shares shall not be issued with respect to any Option granted under the Plan unless the exercise of that Option and the issuance and delivery of the shares pursuant thereto shall comply with all relevant provisions of state and federal law, including without limitation the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the shares may then be listed, which compliance shall be determined by counsel for the Company. Further, each Optionee shall consent to the imposition of a legend on the certificate representing the shares of Common Stock issued upon the exercise of the Option restricting their transferability if and to the extent required by law, the terms of the Option or the Plan.

     SECTION 13. Each Optionee, if requested by the Committee, must agree in writing as a condition of the granting of an Option, to remain in the employ of the Company or to remain as a consultant or advisor to the Company following the date of grant for a period or periods specified by the Committee, which period(s) shall in no event exceed an aggregate of four years. Nothing in the Plan or in any Option granted hereunder shall confer upon any Optionee any right to continued employment or retainer by the Company, or limit in any way the right of the Company to terminate or alter the terms of that employment or consulting arrangement at any time.

     SECTION 14. OPTION RIGHTS UPON TERMINATION OF EMPLOYMENT, DIRECTOR, CONSULTANT OR ADVISOR STATUS. If an Optionee ceases to be employed by the Company or ceases to serve as a director, consultant or advisor of the Company for any reason other than death, his or her Option shall immediately terminate; provided, however, that the Committee may, in its discretion, allow the Option to remain exercisable (to the extent exercisable on the date of termination of employment or retainer) for up to one additional year for each year of service to the Company by the Optionee (up to a maximum of five years after the date of termination), unless either the Option or the Plan otherwise provides for earlier termination; and provided further that, for purposes of determining when a director no longer serves the Company, the period during which post-retirement or similar benefits, if any, are paid to the director by the Company shall be deemed to be continued service.

     SECTION 15. OPTION RIGHTS UPON DEATH OF OPTIONEE. Except as otherwise limited by the Committee at the time of the grant of an Option, if an Optionee dies while he or she is an employee, director, consultant or advisor of the Company, his or her Option shall remain exercisable for one year after the date of death, unless either the Option or the Plan otherwise provides for earlier termination. During such exercise period after death, the Option may be fully exercised, to the extent that it remained unexercised on the date of death, by the person or persons to whom the Optionee's rights under the Option shall pass by will or by laws of descent and distribution.

     SECTION 16.  WAIVER OF VESTING RESTRICTIONS IN THE EVENT OF
RETIREMENT. Notwithstanding any provision of the Plan, in the event an Optionee retires as an employee or director of the Company, the Committee shall have the discretion to waive any vesting restrictions on the retiree's Options.

     SECTION 17. OPTIONS NOT TRANSFERABLE. Options granted pursuant to the Plan may not be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution and may be exercised during the lifetime of an Optionee only by that Optionee or by his or her guardian or legal representative.

     SECTION 18. The Company shall furnish to each Optionee a copy of the annual report sent to the Company's shareholders. Upon written request, the Company shall furnish to each Optionee a copy of its most recent Form 10-K Annual Report and each quarterly report to shareholders issued since the end of the Company's most recent fiscal year.